1 AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT This AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT (this “Amendment”), dated as of May11, 2026, by and between SeaTrepid International, L.L.C., a Louisiana limited liability company, SeaTrepid Deepsea LLC, a Louisiana limited liability company, Remote Inspection Technologies, L.L.C., a Louisiana limited liability company (each, a “Seller” and collectively, “Sellers”), Nauticus Robotics, Inc., a Delaware corporation (“Buyer”), and Karen Christ, Robert D. Christ, and Steve W. Walsh, individual residents of the State of Louisiana (each, a “Selling Person” and collectively, the “Selling Persons”). Each of Seller and Buyer are individually referred to herein as a “Party” and collectively as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement (as defined below). RECITALS WHEREAS, the Parties entered into that certain Asset Purchase Agreement, dated March 5, 2025 (as amended by Amendment No. 1 dated March 20, 2025, collectively, the “Agreement”); WHEREAS, the transactions contemplated by the Agreement closed on March 20, 2025; and WHEREAS, the Parties desire to amend certain provisions of the Agreement as set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: 1. Amendments to the Agreement. 1.1 Section 3.02(c) of the Agreement is hereby deleted in its entirely and replaced with the following: “On or before May 15, 2026, Buyer shall deliver to Seller the amount of $1,500,000.00 as a portion of the Purchase Price.” 1.2 Section 3.02(d) is hereby added to the Agreement, as follows: “On or before June 29, 2027, Buyer shall deliver to Seller the remaining balance of the Purchase Price, plus interest accrued thereon at the rate set forth in Section 2.07(c)(iii) from the date of Closing to the date of payment; provided, however, that in the event Buyer receives any settlement proceeds, judgment proceeds, or other monetary recovery arising out of or relating to the litigation entitled Seatrepid Deepsea, LLC v. Ocean Infinity Group Limited currently pending in the United States District Court Western District of Louisiana Lake Charles Division under Case No:, 2:25-CV-01086-JDC-TPL prior to June 29, 2027, such proceeds shall first be applied to satisfy the outstanding balance of the Purchase Price and accrued interest owed by Buyer hereunder.”

Execution Version 2 2. Acknowledgments/Further Agreements. The Parties hereby agree to and acknowledge the following: 2.1 In addition to the amount referenced in sections 3.02(b)(i) and 3.02(c) of the Agreement (as amended by this Agreement), as part of the Purchase Price, Buyer has also delivered to the Seller, after the Closing but prior to the date of this Amendment, the amount of $806,388.00 as follows: interest in the amount of $219,700 and principal in the amount of $586,688. 2.2 As of the date of this Amendment, no Party is in breach or default of the Agreement and all Parties have satisfied their obligations thereunder; provided, however, agreement set forth in this Section 2.2 shall exclude the obligations set forth in Section 3.02(b)(5) of the Agreement. 2.3 The Parties hereby acknowledge and agree that the Post-Closing Adjustment contemplated by Section 2.07(a)(ii) of the Agreement shall be ZERO Dollars and 00/100 ($0.00). 3. Ratification. Except as expressly amended by this Amendment, the Agreement remains unchanged and in full force and effect and is hereby ratified and confirmed in all respects. 4. Governing Law. This Amendment and the rights and duties of the Parties arising out of this Amendment shall be governed by, and construed in the same manner as the Agreement. 5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by electronic transmission (including PDF) shall be effective as delivery of an original executed counterpart. 6. Headings. The headings in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment. [SIGNATURE PAGE FOLLOWS]

Execution Version 3 SIGNATURE PAGE IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above. SEATREPID INTERNATIONAL, L.L.C. By: ___________________________ Name: Robert D. Christ Title: CEO REMOTE INSPECTION TECHNOLOGIES, L.L.C. By: ___________________________ Name: Robert D. Christ Title: CEO SEATREPID DEEPSEA, L.L.C. By: ___________________________ Name: Robert D. Christ Title: CEO NAUTICUS ROBOTICS, INC. By: ___________________________ Name: John Gibson Title: CEO SELLING PERSONS: _____________________________ Karen E. Christ _____________________________ Robert D. Christ _____________________________ Stephen W. Walsh /s/ Robert D. Christ /s/ Robert D. Christ /s/ Robert D. Christ /s/ John W. Gibson, Jr. /s/ Karen E. Christ /s/ Robert D. Christ /s/ Stephen W. Walsh